SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (the “Agreement”) is made and entered into as of March 23, 2012 (the “Effective Date”) by and between HWI Global, Inc. (the “HWI”), a Nevada Corporation with its’ principle place of business 3840 S. Water Street, Pittsburgh, PA 15203, on behalf of itself and its present and former parents, subsidiaries, officers, directors, shareholders, employees, agents, attorneys, representatives, insurers, predecessors, successors and assigns; and United Securities of Switzerland A.G., (the “USSAG”), with its’ principle place of business at Zurich, Switzerland, on behalf of themselves and their present and former parents, subsidiaries, officers, directors, shareholders, employees, agents, attorneys, representatives, insurers, predecessors, successors and assigns and Zenith Estates, (“Zenith”), with its’ principal place of business at 405 Lexington Ave., Suite 262, New York, NY 10174, on behalf of themselves and their present and former parents, subsidiaries, officers, directors, shareholders, employees, agents, attorneys, representatives, insurers, predecessors, successors and assigns(each a “Party” and collectively, the “Parties”).

WHEREAS, on or about July 5, 2011, Zenith brokered a Subscription Agreement under regulation S between HWI and USSAG a copy of which is attached hereto and incorporated herein as Exhibit “A”;

WHEREAS, on or about July 14, 2011, HWI and USSAG duly accepted and executed the Subscription Agreement;

WHEREAS, pursuant to the terms of the Subscription Agreement, USSAG agreed to purchase 2,857,142 (two million eight hundred and fifty seven thousand one hundred and forty two) common shares from HWI for $999,999 (nine hundred ninety nine thousand nine hundred and ninety nine) US Dollars;

WHEREAS, USSAG was to deliver the funds in 4 (four) equal tranches of $250,000 (two hundred and fifty thousand dollars) each with the first tranche due and payable, August 13, 2011, 30 (thirty)days from the date of the execution and acceptance of the Subscription Agreement with each subsequent tranche due 90 (ninety) days thereafter;

WHEREAS, with the full funding of each tranche, HWI would direct the release from escrow the certificate to 25% (twenty five percent) of the total number of shares of common stock in HWI due under the Subscription Agreement;

WHEREAS, with a payment of $68,750 (sixty eight thousand seven hundred and fifty dollars), on or about March 8, 2012, USSAG completed funding of the first tranche and HWI directed the release of 714,285 (seven hundred fourteen thousand two hundred eighty five) shares of common stock;

WHEREAS, HWIC alleges that USSAG is in breach under the terms of the Subscription Agreement, failing to fully fund the tranches in the requisite periods of time required thereunder,

WHEREAS, HWIC alleges that USSAG is in breach under the terms of the Subscription Agreement, which USSAG denies, by failing to fund the second tranche of $250,000 (two hundred and fifty thousand dollars) due no later than November 11, 2011 and failing to fund the third tranche payment of $250,000 (two hundred and fifty thousand dollars) due no later than February 9, 2012;

WHEREAS, bona fide disputes and controversies exist between Parties, both as to liability and damages, and the Parties wish to compromise and settle any and all claims fully and completely as between the Parties without the uncertainty and expense of litigation;

WHEREAS, the Parties understand and agree that any claims asserted between them are in dispute and have agreed to settle those disputes fully, finally and completely, disposing of all matters in controversy with regard to all of the claims made, or which could have been made against the other, in order to avoid additional litigation and in the interest of peace, and is not in any way an admission of any fault or liability for or on behalf of any of the Parties;

NOW, THEREFORE, for the good and valuable consideration in the sum of $150,000 (one hundred and fifty thousand) US Dollars paid by USSAG to HWI, mutual covenants contained herein, and other good and valuable consideration exchanged between them as more fully set forth above, the receipt and sufficiency of which is hereby acknowledged, and by incorporating the above recitations the Parties do hereby MUTUALLY DISCHARGE AND RELEASE ONE ANOTHER, including their affiliated parent and subsidiary companies, and their employees, officers, agents, representatives, attorneys, insurers, predecessors, successors and assigns of each from any and all claims of any nature whatsoever, including demands, liens, actions or causes of action of whatever kind or character, both actual and exemplary, whether at common law or under statutes of the Commonwealth of Pennsylvania and/or State of New York and/or Switzerland and/or any other state, known or unknown and the parties hereto agree as follows:

1.	The introductory and Whereas clauses set forth above are incorporated herein by reference as if more specifically set forth hereinafter.

2.	USSAG agrees to pay to HWI, no later than April 30, 2012, the total sum of $150,000 (one hundred and fifty thousand) US Dollars (the “Settlement Funds”), in consideration for full and final settlement with HWI for any and all claims arising from the Subscription Agreement.

3.	The parties agree that payment of the Settlement Funds does not in any way entitle USSAG or Zenith to additional shares of HWI common stock in excess of those already issued and released.

4.	Contingent upon full receipt of the Settlement Funds and at the time thereof, the Subscription Agreement by and between HWI and USSAG is hereby terminated and no further obligations exist thereunder by either Party.

5.	The Parties understand that the sum of money set forth above is the sole amount of money or consideration that will ever be received from USSAG or Zenith with respect to any claims that may arise out of the Subscription Agreement, including without limitation any claims for indemnity and/or contribution of any kind or with respect to any and all claims that may be asserted by any present and former parents, subsidiaries, officers, directors, shareholders, employees, agents, attorneys, representatives, insurers, predecessors, successors, assigns person or entity, even if presently unknown.

6.	The Parties agree to and do hereby release and discharge one another, their employees, officers, directors (both past and present), agents, heirs, successors, assigns, subsidiaries, attorneys, affiliates and personal representatives from all claims and demands with respect to, or arising out of the Subscription Agreement, whether known or unknown, which either Party may have now or hereafter have, or claim to have against each other, from and after the Effective Date.

7.	This SETTLEMENT AGREEMENT AND MUTUAL RELEASE sets forth all terms, conditions and understandings between USSAG, Zentih and HWI with respect to the termination of the Subscription Agreement, and there are no terms, conditions or understandings either oral or written between the parties hereto with regard to the termination of the Subscription Agreement other than as set forth herein. No alteration, amendment, change or addition to this Agreement shall be binding unless reduced to writing and signed by all of the Parties hereto. The Parties warrant and agree that they fully understand this Agreement and that the same has been executed with full knowledge of its meaning, after having read the same carefully, and having the benefit and opportunity for the advice of separate legal counsel.

8.	This Agreement may not be amended or modified except in writing, signed by the Parties to be bound thereby, or signed by the respective attorneys of the Parties, as authorized.

9.	This Agreement may be executed in any number of counterparts, all or which taken together will constitute one and the same agreement, and the Parties hereto may execute this Agreement by signing such counterpart.

10.	All Parties agree to provide a current mailing address for notices and communications at the time of execution of this Agreement. All notices and other communications given under this Agreement shall be in writing in the English language, addressed to the undersigned representatives of the Parties at the addresses provided at the time of execution of this Agreement, if no such address for notice or communication is provided at the time of execution then notices and communications shall be addressed to the addresses as first written herein, and shall be deemed to have been given on the date delivered when hand delivered, one business day after mailing if sent via reputable overnight courier, or four business days after mailing if sent by first-class registered or certified mail, postage prepaid.

11.	Each part of this Agreement is intended to be several. If any term, covenant or condition or provision hereof is held by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity, or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Agreement, and all remaining parts hereof shall be legal, valid, enforceable, and in full force and effect as if the illegal, invalid or unenforceable part had not been included. If any provision of this Agreement is declared invalid or unenforceable, such provision shall be deemed modified to the extent necessary and possible to render it valid and enforceable.

12.	This Agreement and its terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof shall be binding upon and shall inure to the benefit of the undersigned Parties and their respective representatives, successors, and assigns.

13.	If any action at law or in equity is brought to enforce or interpret the provisions of this Agreement, the prevailing Party in such action shall be entitled to reimbursement for reasonable attorneys’ fees and costs.

14.	This Agreement will be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania. Both Parties irrevocably consent to the jurisdiction of the federal and state courts presiding in Pennsylvania for any disputes related to this Agreement, waive any objections based on inconvenient forum or improper venue, and agree that all proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby shall be brought solely in such courts..

IN WITNESS HEREOF, the Parties have caused this Agreement to be executed and delivered by their duly authorized officers or representatives.

HWI Global, Inc.		United Securities of Switzerland A.G

By:	/s/ Deric Haddad	By:	/s/ Valdicea Niza De Oliveira
Date:	3/23/12	Date:	3/28/12
Name:	Deric Haddad	Name:	Valdicea Niza De Oliveira
Title:	President	Title:
Address:	3840 Water Street, Pittsburgh, PA 15203	Address:	Lowenstrasse 25, 8001 Zurich

Zenith Estates

		By:	/s/ John J. Fasok
		Date:	3/28/12
		Name:	John J. Fasok
		Title:	President / CEO
Address:

HWI GLOBAL, INC.

SUBSCRIPTION AGREEMENT

REGULATION S

Dated: July 5, 2011

SECTION 1

1.1 Subscription.

(a) The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase 2,857,142 shares (the “Shares”) of the common stock (the “Common Stock”) of HWI Global, Inc. (“HWIC”) a Nevada corporation (the “Company”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The undersigned understands that the Shares are being sold in connection with an offering by the Company of a maximum of up to $999,999 USD for issuance of 2,857,142 common shares par value $.000l per share @$0.35 per share (the “Offering”).

1.2 Purchase of Shares.

The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares shall be 999,999 dollars ($999,999). Simultaneous with the execution and delivery of this Agreement, including the Investor Questionnaire annexed hereto, the undersigned shall deliver to the Company the aforementioned purchase in four separate and equal tranches of $250,000 with the first tranche being available 30 days from the date of execution and acceptance of this agreement. Each subsequent tranche of $250k shall be available for distribution 90 days following the previous funding transmission provided all conditions of Addendum A are adhered to in practice.

The initial tranche and each subsequent tranche of $250k is subject to be reduced by any fees for legal/accounting and document preparation along with any advances, loans or amounts outstanding owed to or pledged to subscriber. The initial document preparation fee, legal/accounting expense will be limited to $25k US. Other conditions to be met and /or maintained during the term of this agreement are listed in Addendum A attached hereto.

1.3 Acceptance or Rejection.

(a) The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Shares if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned’s subscription.

(b) The undersigned understands and agrees that its subscription for the Shares is irrevocable.

(c) In the event the sale of the Shares subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Shares.

SECTION 2

2.1 Closing

The closing (the “Closing”) of the purchase and sale of the Shares, shall occur according to the schedule in 1.2 above following the acceptance by the Company of the undersigned’s subscription, as evidenced by the Company’s execution of this Subscription Agreement.

SECTION 3

3.1 Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a) The undersigned is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Shares or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares for which the undersigned is subscribing or any part of the Shares.

(b) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c) The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment Shares generally.

(d) The undersigned understands that the Company is under no obligation to register the Shares under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(e) The undersigned is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Shares. The undersigned further understands that the Company currently has no business or operations and although it is contemplating entering the field of clean energy technologies, the Company currently has no agreements or arrangements with any persons in connection therewith.

(f) The undersigned acknowledges his understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

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(i)	The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

(ii)	The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

(iii)	The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. The undersigned also represents it has not been organized for the purpose of acquiring the Shares;

(iv)	The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(v)	The undersigned is aware that the company files annual, quarterly and special reports and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s web site at www.sec.gov. (Since we recently changed our name, you may find our SEC filings under the predecessor name, IVT Software, Inc.) The undersigned has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and had the opportunity to discuss with counsel.

(g) The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors.

(h) No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein.

(i) Any resale of the Shares during the ‘distribution compliance period’ as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Investor will not offer to sell or sell the Shares in any jurisdiction unless the Investor obtains all required consents, if any.

(j) The undersigned understands that the Shares are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Shares. In this regard, the undersigned represents warrants and agrees that:

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1.	The undersigned is NOT an U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501 (b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

•	any natural person resident in the United States of America;

•	any partnership or corporation organized or incorporated under the laws of the United States of America;

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•	any estate of which any executor or administrator is a U.S. person;

•	any trust of which any trustee is a U.S. person;

•	any agency or branch of a foreign entity located in the United States of America;

•	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

•	any partnership or corporation if:

(A) Organized or incorporated under the laws of any foreign jurisdiction; and

(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 50l(a) under the Securities Act) who are not natural persons, estates or trusts.

2.	At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

3.	The undersigned will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

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4.	The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

5.	The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

6.	Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Investor and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

7.	The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

8.	Neither the undersigned nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The undersigned agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

9.	Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:
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(A) “THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B) “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

10.	The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 2.

SECTION 4

The Company represents and warrants to the undersigned as follows:

4.1 Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of New York, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2 Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

4.3 Exemption from Registration; Valid Issuances. The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to Section 4(2), Regulation S and/or any applicable U.S state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Shares pursuant to, nor the Company’s performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.4 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

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4.5 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Shares, do not and will not (a) result in a violation of the Certificate or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any “lock-up” or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations)applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The Company is not required under U.S. federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to the Closing); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the undersigned herein.

4.7 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement.

SECTION 5

5.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

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5.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7 Assignability. This Agreement is not transferable or assignable by the undersigned.

5.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to conflicts of law principles. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

5.9 Pronouns. The use herein of the masculine pronouns “him” or “his” or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

5.10 Further Assurances. Upon request from time to time, the undersigned shall execute and deliver all documents and do all other acts that may be necessary or desirable, in the reasonable opinion of the Company or its counsel, to effect the subscription for the Shares in accordance herewith

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IN WITNESS WHEREOF, the undersigned has executed this Agreement on the _______ day of ________, 2011.

Amount of Investment:

$999,999

INDIVIDUAL INVESTOR:

UNITED SECURITIES OF SWITZERLAND AG

Name:

PARTNERSHIP, CORPORATION, TRUST,
CUSTODIAL ACCOUNT, OTHER INVESTOR

 (Print Name of Entity)

By: De Oliveira 7/14/11

Name:

Title:
Address:

Taxpayer Identification number: N/A

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ACCEPTANCE OF SUBSCRIPTION
(to be filed out only by the Company)

The Company hereby accepts the above application for subscription for Shares on behalf of the Company.

HWI GLOBAL, INC., Inc.		Dated: July 14, 2011

By:	/s/ Deric A. Haddad
Name:	Deric A. Haddad
Title:	CEO

Appendix A

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Wiring Instructions

For Payment of Purchase Price

The following are the wire instructions for the account into which the payment of the purchase price for the Shares subscribed for should be wired.

Brenton Horner

Horner & Associates

205 So Broadway suite 905

Los Angeles, CA 90012

213-680-1716

In case the entity on behalf of which the transfer is taking place is different from the transferor, please make sure that the wire includes in the comments the name of the entity.

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Addendum to Reg S HWI Global, Inc.

The following conditions must be met and/or maintained in order to have an effective funding agreement between the subscriber and the company:

1)	All regulatory and statutory filings must be made in a timely manner including but not limited to 8k, 10q, 10k and any other requirements to maintain the OTC.BB listing of HWIC in good standing.
2)	There can be no “material” mis representations by commission or omission which could lead to litigation.
3)	In the event HWIC (the company) files a registration of shares during the time of this funding agreement, “the company” agrees to include a “piggy back” registration of subscriber’s shares up to 20% of the registered share amount. Said percentage is at the “put” option of the subscriber.
4)	The company shall operate in a prudent manner at all times and shall work to preserve its business integrity and protect it’s assets for all shareholders at all times.

IRREVOCABLE STOCK OR BOND POWER

For Value Received, the undersigned does (do) hereby sell, assign and transfer to

____

____

____ (SOCIAL SECURITY OR TAXPAYER ID NUMBER)

IF STOCK, COMPLETE THIS PORTION

________ shares of the ________ stock of ________________

represented by certificate(s) No(s). ________________ inclusive, standing in the name of the undersigned on the books of said Company.

IF BONDS, COMPLETE THIS PORTION

________________ bonds of ________________

____

in the principal amount of $________ No(s). ________________ inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does (do) hereby irrevocably constitute and appoint

________________________________ attorney to transfer the said stock or bond(s), as the case may be, on the books of said Company, with full power of substitution in the premises.

IMPORTANT: The signature(s) to this power must correspond with the name(s) as written upon the face of the certificate(s) or bond(s) in every particular without alteration.

FOR OFFICE USE ONLY

TITLE WHICH APPEARS ON CERTIFICATE
TITLE WHICH APPEARS ON CERTIFICATE

→ De Oliveira

→ ________________

(PERSON(S) EXECUTING THIS POWER SIGN(S) HERE)

UNITED SECURITIES OF SWITZERLAND AG * Established 1981 Switzerland Swiss Trust Company

Account No. ________________

Dated ________________

Seen solely for authentication of the above mentioned signature of Mrs Valdicea Niza DE OLIVEIRA.

Geneva, the 18th of March 2011/mcf.

TIMBRE CANTONAL

CODE 132 REV. 8/94

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